UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K12B

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 16, 2013

Coeur Mining, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8641	82-0109423
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

505 Front Ave., P.O. Box “I”

Coeur d’Alene, Idaho, 83816

(Address of Principal Executive Offices)

(208) 667-3511

(Registrant’s telephone number, including area code)

Coeur d’Alene Mines Corporation

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modification to Rights of Security Holders.

On May 16, 2013, Coeur d’Alene Mines Corporation (“Coeur Idaho”) changed its state of incorporation from the State of Idaho to the State of Delaware (the “Reincorporation”) pursuant to a plan of conversion (the “Plan of Conversion”) and changed its name to Coeur Mining, Inc. (“Coeur Delaware”). As used herein, the “Company” refers to Coeur d’Alene Mines Corporation, an Idaho corporation, at all times prior to the effectiveness of the Reincorporation and refers to Coeur Mining, Inc., a Delaware corporation, upon and after the effectiveness of the Reincorporation.

The Reincorporation was accomplished by filing (i) a statement of domestication with the Idaho Secretary of State (the “Idaho Statement of Domestication”), (ii) a certificate of conversion (the “Delaware Certificate of Conversion”) with the Delaware Secretary of State and (iii) a certificate of incorporation (the “Delaware Certificate of Incorporation”) with the Delaware Secretary of State. In connection with the Reincorporation, the Company’s Board of Directors adopted new bylaws (the “Delaware Bylaws”), effective as of May 16, 2013.

The Reincorporation was previously submitted to a vote of, and approved by, the Company’s stockholders at the Company’s 2013 Annual Meeting of Shareholders held on May 14, 2013. Upon the effectiveness of the Reincorporation:

•

the affairs of the Company ceased to be governed by Idaho’s corporation laws, the affairs of the Company became subject to Delaware’s corporation laws, and the Company’s prior Articles of Incorporation and prior Bylaws were replaced by the Delaware Certificate of Incorporation and Delaware Bylaws;

•

the Company is (i) deemed to be the same entity as Coeur Idaho for all purposes under the laws of Delaware, (ii) continues to have all of the rights, privileges and powers of Coeur Idaho, except for such changes that result from being subject to Delaware law and becoming subject to the Delaware Certificate of Incorporation and Delaware Bylaws, (iii) continues to possess all of the properties of Coeur Idaho and (iv) continues to have all of the debts, liabilities and obligations of Coeur Idaho;

•	each outstanding share of Coeur Idaho’s common stock converted to an outstanding share of Coeur Delaware common stock;

•

each outstanding option, warrant or other right to acquire shares of the Company’s Idaho common stock (including the Company’s warrants registered under the Exchange Act and traded on The New York Stock Exchange) converted to an outstanding option, warrant or other right to acquire shares of the Company’s Delaware common stock;

•	each employee benefit plan, incentive compensation plan or other similar plan of Coeur Idaho continues to be an employee benefit plan, incentive compensation plan or other similar plan of the Company;

•	each director or officer of Coeur Idaho continues to hold his or her respective office with the Company; and

•	the name of the Company changed to Coeur Mining, Inc.

The foregoing description of the Reincorporation, Delaware Certificate of Conversion, Delaware Certificate of Incorporation, Delaware Bylaws, Plan of Conversion and Idaho Statement of Domestication does not purport to be complete. The summaries included herein are qualified in their entirety by reference to the full text of the Delaware Certificate of Conversion, Delaware Certificate of Incorporation, Delaware Bylaws, Plan of Conversion and Idaho Statement of Domestication, copies of which are filed herewith as Exhibits 3.1, 3.2, 3.3 and 99.1 and 99.2, respectively, and incorporated herein by reference. Certain rights of the Company’s stockholders were changed as a result of the Reincorporation. A more detailed description of the Delaware Certificate of Incorporation and Delaware Bylaws and the changes in rights of the Company’s stockholders as a result of the Reincorporation is set forth in Proposal No. 4 of the Company’s Definitive Proxy Statement filed with the SEC on April 2, 2013 and in the Definitive Additional Materials filed with the SEC on May 2, 2013, each of which is incorporated in its entirety herein by reference.

In connection with the Reincorporation, the Company approved revised forms of its common stock share certificate and warrant certificate, copies of which are filed herewith as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure under Item 3.03 is incorporated herein by reference.

Item 8.01.	Other Events

In connection with the completion of the Reincorporation and by operation of Rule 12g-3(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company’s shares of Delaware common stock and its warrants are deemed registered under Section 12(b) of the Exchange Act and Coeur Delaware has succeeded to Coeur Idaho’s attributes as the registrant with respect thereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	List of Exhibits

Exhibit No.	Description

Exhibit 3.1	Delaware Certificate of Conversion of Coeur Mining, Inc., effective as of May 16, 2013.

Exhibit 3.2	Delaware Certificate of Incorporation of Coeur Mining, Inc., effective as of May 16, 2013.

Exhibit 3.3	Delaware Bylaws of Coeur Mining, Inc., effective as of May 16, 2013.

Exhibit 4.1	Form of Common Stock Share Certificate of Coeur Mining, Inc.

Exhibit 4.2	Form of Warrant Certificate of Coeur Mining, Inc.

Exhibit 99.1	Plan of Conversion, dated May 14, 2013.

Exhibit 99.2	Idaho Statement of Domestication, effective as of May 16, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COEUR MINING, INC.

Date: May 16, 2013	By:	/s/ Casey M. Nault
	Name:	Casey M. Nault
	Title:	Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

Exhibit 3.1	Delaware Certificate of Conversion of Coeur Mining, Inc., effective as of May 16, 2013.

Exhibit 3.2	Delaware Certificate of Incorporation of Coeur Mining, Inc., effective as of May 16, 2013.

Exhibit 3.3	Delaware Bylaws of Coeur Mining, Inc., effective as of May 16, 2013.

Exhibit 4.1	Form of Common Stock Share Certificate of Coeur Mining, Inc.

Exhibit 4.2	Form of Warrant Certificate of Coeur Mining, Inc.

Exhibit 99.1	Plan of Conversion, dated May 14, 2013.

Exhibit 99.2	Idaho Statement of Domestication, effective as of May 16, 2013.